UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

Nissan Wholesale Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Nissan Master Owner Trust Receivables

(Exact name of Issuing Entity as specified in its charter)

Delaware	333-166449-01	51-6538952
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1122

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.

The registrant has filed a prospectus supplement, dated May 15, 2012, setting forth a description of the revolving pool of receivables and the structure of $250,00,000 aggregate principal amount of the Series 2012-B Asset Backed Notes by Nissan Master Owner Trust Receivables.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of May 18, 2012, as to legality matters

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of May 18, 2012, as to certain tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Mark F. Wilten
Name:	Mark F. Wilten
Title:	Treasurer

Date: May 18, 2012

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of May 18, 2012, as to legality matters

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of May 18, 2012, as to certain tax matters